Rule 497(d)


                                     FT 415

                  Software Innovations 2000 Portfolio, Series 3

                Supplement to the Prospectus dated March 3, 2000

     Notwithstanding anything to the contrary in the Prospectus, all shares of Commerce One, Inc. (Ticker: CMRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

September 28, 2004